UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2011

BUSINESS DEVELOPMENT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32433	84-1300072
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

c/o Suzhou EZTripMart Business Services Co., Ltd.
15/F, 200 Taicang Rd.
Shanghai, China, 200020

(Address of principal executive offices)

+86-21-6328-4904

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Sam Yuen Yee Lau, being a member of the board of directors and the Chief Financial Officer, Treasurer and Secretary of Business Development Solutions, Inc., a Delaware corporation (the “Company”), has tendered his resignation as a director and Chief Financial Officer, Treasurer and Secretary, effective as of May 3, 2011. There was no disagreement between Mr. Lau and the Company at the time of his resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT SOLUTIONS, INC.

Date: May 6, 2011	By:	/s/ Shu Keung Chu
Shu Keung Chu
Chief Executive Officer